UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 7, 2018
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-37932 (Commission File Number)	94-0787340 (IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

In connection with the election of Willem Mesdag to the Board of Directors (the “Board”) of Yuma Energy, Inc. (the “Company”) discussed below in Item 5.07 of this Current Report on Form 8-K, on June 7, 2018, the Company entered into an indemnification agreement with Mr. Mesdag (the “Indemnification Agreement”) pursuant to which the Company agreed to indemnify Mr. Mesdag in connection with claims brought against him in his capacity as a director of the Company. The Indemnification Agreement also provides, among other things, certain expense advancement rights in legal proceedings so long as Mr. Mesdag undertakes to repay the advancement if it is later determined that he is not entitled to be indemnified.

The preceding is a summary of the material provisions of the Indemnification Agreement and is qualified in its entirety by reference to the complete text of the form of Indemnification Agreement included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, on June 7, 2018, at the annual meeting of stockholders of Yuma Energy, Inc. (the “Company”),, the Company's stockholders approved the Company’s proposal for the election of two individuals to serve as directors of the Company for one-year terms, and approved and adopted the Yuma Energy, Inc. 2018 Long-Term Incentive Plan (the “Plan”).

The Plan is included as Exhibit 10.12 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on June 7, 2018 (the “Meeting”) for the purpose of voting on four proposals.

The first proposal was the election of two individuals to serve as directors of the Company for one-year terms expiring in 2019. The two directors elected and the tabulation of votes for each was:

Nominees for Directors	For	Withheld	Broker Non-Votes
Willem Mesdag	14,179,795	203,438	-
Neeraj Mital	14,311,458	71,775	-

The Company’s continuing directors after the Meeting include Sam L. Banks, James W. Christmas, Frank A. Lodzinski, and Richard K. Stoneburner.

The second proposal was an advisory vote on executive compensation. The votes on the proposal were:

For	Against	Abstain	Broker Non-Votes
14,139,890	224,019	19,324	-

The third proposal was a vote on the approval and adoption of the Plan. The votes on the proposal were:

For	Against	Abstain	Broker Non-Votes
14,172,815	190,657	19,761	-

The fourth proposal was the ratification of Moss Adams LLP as the Company’s independent registered public accounting firm for 2018. The votes on the proposal were:

For	Against	Abstain
14,370,651	8,288	4,294

All of the proposals were approved by the Company’s stockholders. Stockholders owning 11,130,694 shares of the Company’s common stock and 1,933,733 shares of the Company’s Series D Convertible Preferred Stock voted at the Meeting. Each share of Series D Convertible Preferred Stock was entitled to 1.682 votes.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits.

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on November 1, 2016).

10.2	Yuma Energy, Inc. 2018 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Sam L. Banks
	Name:	Sam L. Banks
Date: June 13, 2018	Title:	Chief Executive Officer

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